Case 00-34611-sr      Doc 692         Filed 10/16/08   Entered 10/16/08  15:16:61        Desc Main

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                                  IN THE UNITED STATES BANKRUPTCY COURT

                                        EASTERN DISTRICT OF PENNSYLVANIA

___________________________________

IN RE:

:

   CHAPTER 7

:

JETRONIC INDUSTRIES, INC.

:

    BANKRUPTCY NO.: 00-34611

:

   Debtor.

:

___________________________________

                           ORDER GRANTING MOTIONOF TRUSTEE, PURSUANT TO

                                         SECTION 105(a) OF THE BANKRUPTCY

                                        CODE, FOR CLARIFICATION OF ORDER

And now, this    [16th]    day of         [Oct]        , 2008, upon consideration of the Expedited

Motion of the Chapter 7 Trustee Pursuant to Sections 105(a) of the Bankruptcy Code, for

Clarification of Order (the “Motion”); and the Court being satisfied with the representations made in the Motion that the relief sought therein is necessary and in the best interests of the

Debtor’s estate; and the Court having determined that proper and adequate notice has been given and that no other or further notice is necessary; and upon the record herein; and after due consideration thereof; and for good and sufficient cause appearing therefore, it is hereby

ORDERED, DECREED AND ADJUGED that:

1.

The Motion is GRANTED;

2.

The previous order of this Court dated February 20, 2008 regarding the sale of the

Corporate Shell of the Debtor pursuant to a purchase agreement (“Corporate Shell Order”) is modified as follows:

a.

Paragraph 11 of the Corporate Shell Order shall read:  “There shall be seven million (7,000,000) free trading Post-Reserve Split Shares of common stock of the Debtor available to be issued by Jetronic for a period of twelve (12) months subsequent to the closing in exchange for real property to be transferred to the Debtor;”

Case 00-34611-sr      Doc 692         Filed 10/16/08   Entered 10/16/08  15:16:61        Desc Main

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b.

Paragraph 13 of the Corporate Shell Order shall read:  “Jetronic’s board of directors shall, subsequent to the closing, be authorized to change the state of incorporation of

Jetronic from Pennsylvania to Delaware and to change the corporate name without shareholder approval;” and

c.

Paragraph 18 of the Corporate Shell Order shall read:  “The Buyer takes the Post-Reverse Split Shares “as is”, “where is” with no representations or warranties of any kind including, but not limited to:  good standing; reinstatement of good standing; and/or adequacy or timeliness of filing requirements whether state, federal or SEC or any other governmental unit.  Shares issued, other than those free trading shares issued pursuant to paragraphs 10 and 11, shall be marked with a restrictive legend.  Buyer is responsible for all license and transfer fees.”

By the Court

Dated:

/s/    Stephen Raslavich

Hon.Stephen Raslavich

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                                     IN THE UNITED STATES BANKRUPTCY COURT

                                           EASTERN DISTRICT OF PENNSYLVANIA

___________________________________

IN RE:

:

   CHAPTER 7

:

JETRONIC INDUSTRIES, INC.

:

    BANKRUPTCY NO.: 00-34611

:

   Debtor.

:

___________________________________

                           ORDER GRANTING MOTION OF TRUSTEE, PURSUANT TO

                          SECTIONS 105(a), 363(b), AND 363(f) OF THE BANKRUPTCY

                      CODE, FOR AUTHORITY TO SELL THE CORPORATE SHELL OF

                           THE DEBTOR PURSUANT TO A PURCHASE AGREEMENT

And now, this    [20th]    day of         [Feb]        , 2008, upon consideration of the Motion of

the Chapter 7 Trustee Pursuant to Sections 105(a), 363(b), and 363(f) of the Bankruptcy Code,

for Authority to Sell the Corporate Shell of the Debtor Pursuant to a Purchase Agreement (the

“Motion”); and the Court being satisfied with the representations made in the Motion that the relief sought therein is necessary and in the best interests of the Debtor’s estate; and the Court having determined that proper and adequate notice has been given and that no other or further notice is necessary; and upon the finding that Michael D. Queen, authorized representative of

New Bastion Development (the “Buyer”) is a purchaser in good faith within the meaning of

Section 363(m) of title 11 of the United States Code; and upon  the record herein; and after due consideration thereof; and for good and sufficient cause appearing therefore, it is hereby

ORDERED, DECREED AND ADJUGED that:

1.

The Motion is GRANTED;

2.

The proposed sale of the Debtor’s corporate shell (the “Corporate Shell”)’

Pursuant to the terms of the Purchase Agreement  and each of the terms thereof and the

Transactions contemplated thereby, are APPROVED in their entirety;

3.

The purchase price for the Corporate Shell of the Debtor, $50,000, is due at the

Closing of the sale;

4.

Gary F. Seitz, Esquire as Chapter 7 Trustee of the Debtor (the “Trustee”) shall sell and transfer all of the Debtor’s right, title and interest in, and the buyer agrees to buy the

Corporate Shell;

5.

All of the shares of the common stock of the Debtor shall be reversed at a ratio of

1 for 20 (the “Reverse-Split of the Common Stock”);

6.

Any and all shares of preferred stock of the Debtor shall be cancelled, regardless of any rights, preferences, or designations assigned to such preferred shares;

7.

Any and all outstanding warrants and options to purchase shares of common stock of the Debtor shall be cancelled;

8.

Following the Reverse-Split of the Common Stock, the authorized shares of common stock of the Debtor shall be increased to one hundred million (100,000,000) shares (the

“Post-Reverse Split Shares”);

9.

Twenty-three million, nine hundred fifty thousand (23,950,000) restricted Post-

Reverse Split Shares of common stock of the Debtor shall be conveyed to the Buyer;

10.

One million (1,000,000) free trading Post-Reverse Split Shares of common stock of the Debtor shall be issued to certain investors.  The Buyer will, at the time of the closing,

designate the investors to whom the shares should issue;

11.

There shall be seven million (7,000,000) free trading Post-Reverse Split Shares of common stock of the Debtor available to be issued by Jetronic for a period of six(6) months subsequent to the closing in exchange for real property to be transferred to the Debtor;

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12.

The Purchaser shall be authorized to appoint a new board of directors of Jetronic at the closing;

13.

Jetronic’s board of directors shall, subsequent to the closing, be authorized to change the state of incorporation of Jetronic from Pennsylvania to Delaware without shareholder approval.

14.

Any related assets, including all personal property, contract rights, accounts, cash intellectual property, and other assets used in the normal course of business of Jetronic shall be considered property of Jetronic and included in this Agreement;

15.

Upon the closing, the Corporate Shell conveyed under the Agreement shall be free and clear of all tax liabilities, lines, claims, encumbrances, and security interests of any type whatsoever pursuant to 11 U.S.C. §§363(b) and 363(f);

16.

The sale of the Post-Reverse split shares will be free and clear of all liens, claims and encumbrances at the time of transfer;

17.

Except as allows by the Agreement, no other equity securities of the Debtor shall be issued in this proceeding or in any future reopening of this proceeding and the corporation shall not dissolve at the closing of this Chapter 7 case;

18.

The Buyer takes the Post-Reverse Split Shares “as is”, “where is” with no representations or warranties of any kind including, but not limited to:  good standing;

reinstatement of good standing; and/or adequacy or timeliness of any filing requirements whether state, federal or SEC or any other governmental unit.  Shares issued shall be marked with a restrictive legend.  Buyer is responsible for all license and transfer fees;

19.

The Trustee is authorized and directed to execute and deliver such documents and take such actions as may be necessary, desirable or appropriate to consummate the sale of the

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Corporate Shell to the Buyer pursuant to the terms of the Purchase Agreement, and to otherwise comply with the terms thereof; and

20.

Pursuant to Section 363(f) of the Bankruptcy Code, the Corporate Shell shall be transferred free and clear of any and all liens, claims, encumbrances and interests, with such liens, claims, encumbrances and interests, if any to attach to the proceeds of the sale in the order of their priority, with the same validity, force and effect which they now have against the

Corporate Shell.  Except as otherwise provided in the Purchase Agreement, the Buyer is not acquiring or assuming any of the Debtors’ liabilities, obligations or “claims” (as that term is defined under 11 U.S.C. § 101(5) of the Bankruptcy Code).  Nothing in this Order or the agreement releases or nullifies any liability to a governmental entity under police and regulatory statutes or regulations that any entity would be subject to as the owner or operator of property after the date of entry of this Order.

By the Court

Dated:

/s/    Stephen Raslavich

Hon.Stephen Raslavich

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